UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 21, 2006
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  0-27127                  04-3332534

--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission              (IRS Employer
        of Incorporation)          File Number)           Identification No.)



                     20 Second Avenue, Burlington, MA 01803

              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                ----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On February 21, 2006, iBasis, Inc. (the "Registrant") issued a press release announcing that it will seek approval of a reverse stock split at its next annual Shareholder Meeting. The Registrant also announced a $10 million increase in its previously announced $5 million stock buy-back program. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits.

          Exhibit
          Number            Description
          ------            -----------

          Exhibit 99.1      Press Release, dated February 21, 2006

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2006         iBasis, Inc.

                                By: /s/ Richard G. Tennant
                                    ------------------------------------------
                                    Vice President, Finance and Administration
                                    And Chief Financial Officer
                                    (Principal Financial and Accounting Officer)